UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/11/2009

Pacer International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-49828

Tennessee	62-0935669
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2300 Clayton Road, Suite 1200
Concord, CA 94520
(Address of principal executive offices, including zip code)

(877) 917-2237
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On March 11, 2009, the Board of Directors (the "Board") of Pacer International, Inc. (the "Company") approved certain amendments to Sections 2.12 and 2.13 of, and the addition of Section 2.13A to, the Company's Seconded Amended and Restated Bylaws (the "Bylaws"). The purpose of these amendments is to revise and clarify the advance notice provisions of the Bylaws.

Section 2.12 of the Bylaws relating to the requirements for advance notice and information that shareholders must provide when making a director nomination was amended to, among other things:

1.        clarify that the procedures set forth in Section 2.12 are the exclusive means for a shareholder to make nominations for election of directors before a special meeting of shareholders at which directors are to be elected pursuant to the Company's notice of meeting or before an annual meeting of shareholders;

2.        require that the shareholder's notice of a nominee for director include, in addition to the information previously required under the Bylaws, additional information with respect to such nominee (and his or her associates and affiliates), including but not limited to a description of all compensation, material understandings, and material relationships, between the proposing shareholder and beneficial owner, if any, on whose behalf the nomination is made and the proposed nominee;
        any significant equity interests, derivative instruments or short interests (each as defined in the Bylaws) in any principal competitor of the Company; or
        any interest in any contract, pending or threatened litigation, or material transaction between the nominee and the Company, any affiliate of the Company or any principal competitor of the Company;
3.        require that the shareholder's notice of a nominee for director include, in addition to the information previously required under the Bylaws, additional information with respect to the shareholder giving such notice and the beneficial owner, if any, on whose behalf the nomination is made, including but not limited to direct or indirect ownership interests in the Company (including any derivative instruments or short interests);
        any agreement, understanding or relationship giving the nominating person a right to vote any Company shares;
        any entitlement to performance-related fees based on changes in the price or value of Company shares, derivative instruments or short interests;
        any equity interest, derivative instrument or short interests in any principal competitor of the Company;
        any interest in any contract, pending or threatened litigation, or material transaction with the Company, any affiliate of the Company or any principal competitor of the Company; and
        a representation whether the shareholder or beneficial owner intends to solicit proxies from shareholders in support of the nomination; and
4.        require that the shareholder's notice of a nominee for director be accompanied by a written questionnaire with respect to the background and qualifications of the nominee and a written representation and agreement that the nominee:
        is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such prospective nominee, if elected as a director, will act or vote on any issue or question (a Voting Commitment) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with the nominee's ability to comply, if elected as a director, with the nominee's fiduciary duties under applicable law;
        is not and will not become a party to any agreement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Company; and
        in the nominee's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance if elected as a director and will comply with all of the Company's applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines; and
5.        require the shareholder providing notice of any nomination to update the information in the notice so that it is true and correct as of the record date and as of a date that is ten business days before the meeting.

Section 2.13 of the Bylaws relating to the requirements for advance notice and additional information a shareholder must provide when submitting a business proposal was amended to, among other things:

1.        clarify that the procedures set forth in Section 2.13 are the exclusive means for a shareholder to submit proposals of other business (other than for matters properly brought forth under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act) and included in the Company's notice of meeting) before an annual meeting of shareholders;
2.        require that the shareholder's notice of a matter that the shareholder proposes to bring before the shareholder meeting include, in addition to the information previously required under the Bylaws, additional information, including but not limited to any material interest in such business of such shareholder and beneficial owner, if any, on whose behalf the proposal is being made;
        the text of the proposal or business (including the text of any resolution proposed for consideration);
        direct or indirect ownership interests in the Company (any derivative instruments or short interests) of the proposing person (as defined);
        any agreement, understanding or relationship giving such proposing person a right to vote any Company shares;
        any entitlement to performance-related fees based on any increase or decrease in the price or value of shares of the Company, derivative instruments or short interests;
        any significant equity interests, any derivative instruments or short interests in any principal competitor of the Company owned by such proposing person;
        any interest of such proposing person in any contract, pending or threatened litigation, or material transaction with the Company, any affiliate of the Company or any principal competitor of the Company; and
        a representation whether the shareholder or beneficial owner, if any, intends to solicit proxies from shareholders in support of the proposal; and
3.        require the shareholder providing notice of the business proposed to be brought before the annual meeting to update and supplement the information in the notice so that it is true and correct as of the record date and as of a date that is ten business days before the meeting.

In addition, Sections 2.12 and 2.13, as amended, provide that the shareholder intending to make a director nomination or submit a business proposal at a meeting and any beneficial owner on whose behalf the nomination or proposal is being made) must not only be a shareholder (or beneficial owner) at the time of the notice, but also at the time of the meeting, and that such shareholder or beneficial owner (or a qualified representative thereof) must appear at the meeting to present the nomination or business proposal.

The Bylaws were amended to add Section 2.13A to clarify that (1) a shareholder must also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in Section 2.12 and Section 2.13, but that any references in such Sections to the Exchange Act or the associated rules are not intended to limit the requirements applicable to nominations or proposals as to any other business; and (2) nothing in such Sections 2.12 or 2.13 will be deemed to affect any rights of (a) shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of preferred stock if and to the extent provided for under law, the Charter or the Bylaws. Section 2.13A also defines certain terms used in Section 2.12 and 2.13, as amended.

The preceding summary of the amendments to the Company's Bylaws does not purport to be complete and is qualified in its entirety by reference to the Company's amended Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

3.2        Second Amended and Restated Bylaws, as amended on March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacer International, Inc.

Date: March 16, 2009	By:	/s/ Brian C. Kane
Brian C. Kane
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.2	Second Amended and Restated Bylaws, as amended March 11, 2009